Columbia Research Enhanced International Equity ETF
Summary Prospectus
August 1, 2026

Ticker Symbol
REFA

Before you invest, you may want to review the Columbia Research Enhanced International Equity ETF's (the Fund) prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, statement of additional information and other information about the Fund online at https://www.columbiathreadneedleus.com/resources/literature/. You can also get this information at no cost by contacting your financial intermediary (such as a broker-dealer or bank), by calling 800.426.3750 or by sending an email to salesinquiries@columbiathreadneedle.com. This Summary Prospectus incorporates by reference the Fund’s prospectus, dated August 1, 2026, and current statement of additional information.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.Shares of the Fund are listed and traded on NYSE Arca, Inc. (the Exchange).

Investment Objective
Columbia Research Enhanced International Equity ETF (the Fund) seeks investment results that, before fees and expenses, closely correspond to the performance of the Beta Advantage® Research Enhanced International Equity Index (the Index).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions, to financial intermediaries, which are not reflected in the table and example below. If such expenses were reflected, the expenses set forth below would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.32%
Distribution and/or service (12b-1) fees	0.00%
Other expenses(a)	0.00%
Total annual Fund operating expenses(b)	0.32%
(a)
Other expenses are based on estimated amounts for the Fund's current fiscal year.
(b)
Acquired fund fees and expenses are not included in the Annual Fund Operating Expenses based on estimated amounts for the current fiscal year.
 Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated (whether or not shares are redeemed), and assumes that:
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you invest $10,000 in the Fund for the periods indicated,
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your investment has a 5% return each year, and
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the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
Although your actual costs may be higher or lower, based on the assumptions listed above, your costs (based on estimated Fund expenses) would be:
1 year	3 years
$33	$103
Portfolio Turnover
The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal period from December 11, 2025 (commencement of operations) to March 31, 2026, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Columbia Research Enhanced International Equity ETF

Principal Investment Strategies
The Fund is an exchange-traded fund (ETF) that seeks to track the performance of the Beta Advantage® Research Enhanced International Equity Index (the Index). Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities  (including, but not limited to, common shares traded on local exchanges, American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs)) of companies located in international developed market countries. “International developed market” countries are those included in the Solactive GBS Developed Markets ex North America Large & Mid Cap USD Index (also referred to as the Starting Universe). The Index reflects a rules-based strategic beta approach to investing in the companies that comprise the Starting Universe, with the Index designed to seek to achieve stronger total return when compared with the Starting Universe, which is a broad measure of the performance of developed market large- and mid-cap growth and value companies. The Index, like the Starting Universe, and therefore the Fund, typically holds only common stocks and depository receipts.
The Index was developed and is sponsored by the Fund’s investment adviser, Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager). The Index, while calculated and maintained by a third party, Solactive, AG, relies on certain proprietary data of Columbia Management in calculating (or constructing) the Index.
The Index is comprised of a subset of the companies within the Starting Universe. With a starting point of the Solactive GBS Developed Markets ex North America Large & Mid Cap USD Index, the Index was designed to reflect the performance of developed market large- and mid-cap growth and value companies through the application of a rules-based methodology that takes into account company quality, value, and catalyst (e.g., price momentum and business momentum) factors. The Index construction methodology typically results in approximately 225-275 Index holdings, but this range can fluctuate because the Index has no constraints on number of holdings.
The Fund typically utilizes a “representative sampling” strategy whereby the Fund invests in some, but not all, of the component securities of the Index. As such, the Fund may not track the Index with the same degree of accuracy as would an investment vehicle replicating (or investing in) the entire Index. Under certain circumstances or conditions or due to other factors, including, for example, the size of the Fund’s portfolio, the Fund may use a full replication strategy, which means that the Fund would seek to track the performance of the Index by investing all, or substantially all, of its assets in the securities that make up the Index in approximately the same proportion as their weighting in the Index.
The Fund may sell securities or other holdings that are represented in the Index or purchase securities or make other investments that are not yet represented in the Index in anticipation of their removal from or addition to the Index.
The Fund is passively managed and thus Columbia Management does not provide day-to-day active management of the Fund’s assets based on its view of the investment merits of a security or company, nor does it conduct fundamental investment research or analysis, or seek to forecast or otherwise consider market movements, conditions, or trends in the day-to-day management of the Fund’s assets. The Fund pursues its investment objective of correlating performance with the Index regardless of market conditions and does not take defensive positions.
From time to time, the Fund may focus its investments in certain countries or geographic areas, including Europe and Japan. The Fund concentrates its investments (i.e., holds 25% or more of its net assets) in a particular industry or group of industries to approximately the same extent that the Index is concentrated. As of March 31, 2026, the Index was concentrated in the financials and industrials sectors.
The Index is reconstituted semi-annually in May and November.
The Fund may invest up to 20% of its assets in other securities or instruments not included within the Index that the Investment Manager believes will help the Fund track the Index.
The Fund is non-diversified, which means that it can invest a greater percentage of its assets in the securities of fewer issuers than can a diversified fund.
Principal Risks
An investment in the Fund involves risks, including Foreign Securities Risk, Geographic Focus Risk, Passive Investment Risk, and Correlation/Tracking Error Risk, among others. Descriptions of these and other principal risks of investing in the Fund are provided below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The significance of any specific risk to an
Columbia Research Enhanced International Equity ETF

investment in the Fund will vary over time depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the Fund.
Authorized Participant Concentration Risk. Only an Authorized Participant (as defined below) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants, none of which are or will be obligated to engage in creation or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able or willing to step forward to create or redeem Creation Units, Fund shares may trade at a greater premium or discount between the market price and the NAV of the Fund’s shares and/or wider bid/ask spreads than those experienced by other ETFs. Additionally, the Fund could possibly face trading halts and/or delisting from the Exchange. This risk is heightened in times of market stress, including at both the Fund share level and at the Fund holdings level.
Correlation/Tracking Error Risk. The Fund’s value will generally decline when the performance of the securities within the Index declines. A number of factors may affect the Fund’s ability to achieve a high degree of correlation with the Index, and there is no guarantee that the Fund will achieve a high degree of correlation. Failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. By using a representative sampling approach, the Fund may not track the Index as closely as it would by using a full replication approach. In addition, the Fund bears management and other expenses and transaction costs in trading securities or other instruments, which the Index does not bear. The Fund, unlike the Index, is subject to regulatory requirements that can limit the Fund’s investments relative to what the Index can hold. Accordingly, the Fund's performance will likely fail to match the performance of the Index, after taking expenses into account, as well as regulatory limitations. It is not possible to invest directly in an index.
Depositary Receipts Risk. Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of American Depositary Receipts and/or Global Depositary Receipts. Depositary receipts involve risks similar to the risks associated with investments in foreign securities, including those associated with an issuer’s (and any of its related companies’) country of organization and places of business operations, which may be related to the particular political, regulatory, economic, social and other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics) occurring in the country and fluctuations in such country’s currency, as well as market risk tied to the underlying foreign company. In addition, holders of depositary receipts may have limited voting rights, may not have the same rights afforded to stockholders of a typical domestic company in the event of a corporate action, such as an acquisition, merger or rights offering, and may experience difficulty in receiving company stockholder communications. There is no guarantee that a financial institution will continue to sponsor a depositary receipt, or that a depositary receipt will continue to trade on an exchange, either of which could adversely affect the liquidity, availability and pricing of the depositary receipt. Changes in foreign currency exchange rates will affect the value of depositary receipts and, therefore, may affect the value of your investment in the Fund.
Early/Late Close/Trading Halt Risk. An exchange or market may close early, close late or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in the Fund being unable to buy or sell these securities. In these circumstances, the Fund may be unable to reconstitute its portfolio, may be unable to accurately price its investments, may incur substantial trading losses and/or may be prevented from sufficiently tracking the performance of the Index.
Equity Securities Risk. Equity securities may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition.
Foreign Securities Risk. Investments in or exposure to securities of foreign companies may involve heightened risks relative to investments in or exposure to securities of U.S. companies. Investing in securities of foreign companies subjects the Fund to the risks associated with an issuer’s (and any of its related companies’) country of organization and places of business operations, including risks related to political, regulatory, economic, social, diplomatic and other conditions or events (including, for example, military confrontations and actions, war, other conflicts, terrorism and disease/virus outbreaks and epidemics) occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. Additionally, the Fund’s foreign investments may trade in markets that may not be open on the same day or at the same time as the Fund, or

Columbia Research Enhanced International Equity ETF

foreign markets may close after the Fund has calculated its NAV for a given business day, which may cause a difference in the market price of such foreign securities and the value attributed to such securities by the Fund which in turn may result in a greater premium or discount between the market price and the NAV of the Fund's shares and/or wider bid/ask spreads than those experienced by other ETFs.
Fund Shares Liquidity Risk. Although the Fund’s shares are listed on the Exchange, there can be no assurance that an active, liquid or otherwise orderly trading market for shares will be established or maintained by market makers or Authorized Participants, particularly in times of stressed market conditions. There is no guarantee that the Fund will be able to attract market makers and Authorized Participants. There is no obligation for market makers to make a market in the Fund’s shares or for Authorized Participants to submit purchase or redemption orders for creation units. Accordingly, if such parties determine not to perform their respective functions, this could, such as during times of market stress, in turn, lead to variances between the market price of the Fund’s shares and the underlying value of those shares and bid/ask spreads could widen. Trading in Fund shares on the Exchange also may be disrupted or even halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund shares inadvisable. In addition, trading in Fund shares on the Exchange may be subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There also can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund’s shares will continue to be met or will remain unchanged.
Geographic Focus Risk. The Fund may be particularly susceptible to risks related to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests. The Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.
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Europe. The Fund is particularly susceptible to risks related to economic, political, regulatory or other events or conditions, including acts of war or other conflicts in the region, affecting issuers and countries in Europe. Countries in Europe are often closely connected and interdependent, and events in one European country can have an adverse impact on, and potentially spread to, other European countries. In addition, significant private or public debt problems in a single European Union (EU) country can pose economic risks to the EU as a whole. As a result, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Europe fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in this region of the world. The departure of the United Kingdom (UK) from the EU, which occurred in January 2020, continues to have ongoing impacts on the UK and the EU, as well as other European economies and the broader global economy. These could include negative impacts on currencies and financial markets as well as increased volatility and illiquidity, and potentially lower economic growth in markets in Europe, which could adversely affect the value of your investment in the Fund.
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Japan. The Fund is particularly susceptible to the social, political, economic, regulatory and other conditions or events that may affect Japan’s economy. The Japanese economy is heavily dependent upon international trade, including, among other things, the export of finished goods and the import of oil and other commodities and raw materials. Because of its trade dependence, the Japanese economy is particularly exposed to the risks of currency fluctuation, foreign trade policy and regional and global economic disruption, including the risk of increased tariffs, embargoes, and other trade limitations or factors. Strained relationships between Japan and its neighboring countries, including China, South Korea and North Korea, based on historical grievances, territorial disputes, and defense concerns, may also cause uncertainty in Japanese markets. As a result, additional tariffs, other trade barriers, or boycotts may have an adverse impact on the Japanese economy. Japanese government policy has been characterized by economic regulation, intervention, protectionism and large government deficits. The Japanese economy is also challenged by an unstable financials sector, highly leveraged corporate balance sheets and extensive cross-ownership among major corporations. Structural social and labor market changes, including an aging workforce, population decline and traditional aversion to labor mobility may adversely affect Japan’s economic competitiveness and growth potential. The potential for natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, could also have significant negative effects on Japan’s economy. As a result of the Fund’s investment in Japanese securities, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. If securities of issuers in Japan fall out of favor, it may cause the Fund to underperform other funds that do not focus their investments in Japan.
Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market values and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time. Growth securities may also be sensitive to movements in interest rates.
Columbia Research Enhanced International Equity ETF

Index Methodology and Provider Risk. The Fund seeks performance that corresponds to the performance of the Index. There is no guarantee or assurance that the Index will achieve high, or even positive, returns. The Index may underperform more traditional indices. In turn, the Fund could lose value while other indices or measures of market performance increase in value or performance. In addition, the Fund may be subject to the risk of errors in Index computation, construction and reconstitution, despite any of the procedures designed to prevent such occurrences and due diligence conducted by the index provider. Errors may result in a negative performance impact to the Fund and its shareholders. The Index is owned and was developed by the Investment Manager.
Industry Concentration Risk. To the extent the Index, and therefore the Fund, concentrates its investments in a particular industry, the value of its portfolio will be more susceptible to the events or conditions impacting that particular industry.
Issuer Risk. An issuer in which the Fund invests or to which it has exposure may perform poorly or below expectations, and the value of its securities may therefore decline, which may negatively affect the Fund’s performance. Underperformance of an issuer may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, military confrontations and actions, war, other conflicts, terrorism, disease/virus outbreaks, epidemics or other events, conditions and factors which may impair the value of your investment in the Fund and could result in a greater premium or discount between the market price and the NAV of the Fund's shares and/or wider bid/ask spreads than those experienced by other ETFs.
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Large-Cap Stock Risk. Investments in larger, more established companies (larger companies) may involve certain risks associated with their larger size. For instance, larger companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competitors. Also, larger companies are sometimes less able to achieve as high growth rates as successful smaller companies, especially during extended periods of economic expansion.
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Mid-Cap Stock Risk. Investments in mid-capitalization companies (mid-cap companies) often involve greater risks than investments in larger companies because mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies, and may be less liquid than the securities of larger companies.
Market Price Relative to NAV Risk. Shares of the Fund may trade at prices that vary from Fund NAV. Shares of the Fund are listed for trading on the Exchange and are bought and sold in the secondary market at market prices that may differ, in some cases significantly, from their NAV. The NAV of the Fund will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of shares, however, will generally fluctuate in response to changes in NAV, as well as the relative supply of, and demand for, Fund shares on the Exchange. Fund shares may trade at a greater premium or discount between the market price and the NAV of the Fund's shares and/or wider bid/ask spreads than those experienced by other ETFs. The Investment Manager cannot predict whether Fund shares will trade below, at or above their NAV. Price differences may result because of, among other factors, supply and demand forces in the secondary trading market for Fund shares. It is expected that these forces generally will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings. In this regard, if a shareholder purchases Fund shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses. Different investment strategies or techniques, including those intended to be defensive in nature, including, as examples, stop loss orders to sell an ETF’s shares in the secondary market during negative market events or conditions, such as a “flash crash” or other market disruptions, may not work as intended and may produce significant losses to investors. Investors should consult their financial intermediary prior to using any such investment strategies or techniques, or before investing in the Fund.
Market Risk. The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions,

Columbia Research Enhanced International Equity ETF

depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions and could result in a greater premium or discount between the market price and the NAV of the Fund's shares and/or wider bid/ask spreads than those experienced by other ETFs.
New Fund Risk. The Fund is a newly formed ETF. Accordingly, investors in the Fund bear the risk that the Fund may not be successful, which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable to shareholders. Such a liquidation could have negative tax consequences for shareholders.
Non-Diversified Fund Risk. The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of a more diversified fund.
Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments related to its Index’s investment exposures. The Fund invests in securities or instruments included in, or believed by the portfolio managers to be representative of, the Index regardless of their investment merits. The Fund does not seek temporary defensive positions when markets decline or appear overvalued.
Quantitative Models Risk. Quantitative models used by the Index may not be effective in selecting the most favorable securities for inclusion in the Index and may cause the Fund to underperform other investment strategies. Flaws or errors in the quantitative model’s assumptions, design, execution, or data inputs may adversely affect Fund performance. Quantitative models may not perform as expected and may underperform in certain market environments including in stressed or volatile market conditions. There can be no assurance that the use of quantitative models will enable the Fund to achieve its objective.
Secondary Market Trading Risk. Investors buying or selling Fund shares will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares.
Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within one or more economic sectors, including the financials and industrials sectors. The Fund generally invests in issuers, including to concentrate its investments in issuers conducting business in a related group of industries, to approximately the same extent as the Index. Because of its representative sampling approach to tracking the Index, the Fund may have over- or under-weight holdings in issuers relative to issuer weightings in the Index. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund vulnerable to unfavorable developments in that group of industries or economic sector.
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Financials Sector. The Fund is vulnerable to the particular risks that may affect companies in the financials sector. Companies in the financials sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financials sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and the interest rates and fees they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
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Industrials Sector. The Fund is vulnerable to the particular risks that may affect companies in the industrials sector. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events, economic conditions and risks for environmental damage and product liability claims.
Value Securities Risk. Value securities are securities of companies that may have experienced, for example, adverse business, industry or other developments or may be subject to special risks that have caused the securities to be out of favor and, in turn, potentially undervalued. The market value of a portfolio security may not meet the perceived value assessment of that security as determined by the portfolio managers, or may decline in price, even though the securities are already believed to be undervalued by the portfolio managers. There is also a risk that it may take
Columbia Research Enhanced International Equity ETF

longer than expected for the value of these investments to rise to the perceived value as determined by the portfolio managers. In addition, value securities, at times, may not perform as well as growth securities or the stock market in general, and may be out of favor with investors for varying periods of time.
Performance Information
The Fund has not had a full calendar year of operations as of the date of this prospectus and therefore performance information is not available.
When available, the Fund intends to compare its performance to the performance of the Beta Advantage® Research Enhanced International Equity Index and the MSCI EAFE Index (Net).
Updated performance information can be obtained by calling toll-free 800.426.3750 or visiting columbiathreadneedleus.com/etfs.
Fund Management
Investment Manager: Columbia Management Investment Advisers, LLC
Portfolio Management	Title	Role with Fund	Managed Fund Since
Christopher Lo, CFA	Senior Portfolio Manager	Lead Portfolio Manager	December 2025
Henry Hom, CFA	Senior Portfolio Manager	Portfolio Manager	December 2025
Douglas Thunen, CFA	Portfolio Manager	Portfolio Manager	December 2025
Purchase and Sale of Fund Shares
The Fund issues and redeems shares only through Authorized Participants (intermediaries, typically broker-dealers who have executed an agreement with the Fund's distributor that governs transactions in Fund creation units) in large blocks of shares, typically 50,000 shares, called Creation Units. Creation Units are issued and redeemed typically for an in-kind basket of securities. Except when aggregated in Creation Units, the Fund shares are not redeemable securities of the Fund.
Individual shares may only be purchased and sold on secondary markets through a financial intermediary, such as a broker-dealer or a bank. Because the Fund’s shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). You may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the ETF (bid) and the lowest price a seller is willing to accept for shares of the ETF (ask) when buying or selling shares in the secondary market (the bid/ask spread). Recent information, including information regarding the Fund’s NAV, market price, premiums and discounts, and bid/ask spread, is available at columbiathreadneedleus.com/etfs.
Tax Information
Distributions you receive from the Fund are taxed as ordinary income for federal income tax purposes, except to the extent designated as net capital gain, qualified dividend or return of capital and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement plan account or are a tax-exempt investor.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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